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                                                                  Exhibit (j)(1)


                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 33 to the Registration Statement of AmSouth Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                     /s/ Ropes & Gray

                                                     ROPES & GRAY


Washington, D.C.
September 29, 2000